UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2019 (February 27, 2019)

Univar Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37443	26-1251958
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3075 Highland Parkway, Suite 200

Downers Grove, IL 60515

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (331) 777-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously reported, on February 28, 2019, Univar Inc. (“Univar”) completed its previously announced acquisition of Nexeo Solutions, Inc., a Delaware corporation (“Nexeo”), pursuant to the Agreement and Plan of Merger, dated September 17, 2018 (the “Merger Agreement”), among Nexeo, Univar, Pilates Merger Sub I Corp (“Merger Sub I”), a Delaware corporation and direct wholly owned subsidiary of Univar, and Pilates Merger Sub II LLC (“Merger Sub II”), a Delaware limited liability company and a direct wholly owned subsidiary of Univar.

The description of the acquisition and other transactions contemplated by the Merger Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement that was filed as Exhibit 2.1 to Univar’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 18, 2018 and the terms of which are incorporated by reference herein.

As announced on March 29, 2019, Merger Sub II, as the successor by merger to Nexeo, completed the sale of the plastics distribution business of Nexeo (the “Plastics Business”) to an affiliate of One Rock Capital Partners, LLC, pursuant to the previously disclosed Purchase Agreement, dated February 8, 2019, among Merger Sub II, Neon Holdings Inc. and, solely for the limited purposes set forth therein, Univar. The purchase price in the disposition of the Plastics Business was $640 million, subject to customary closing adjustments.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Purchase Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Univar with the SEC on March 1, 2019 and the terms of which are incorporated by reference herein.

On March 29, 2019, Univar issued a press release announcing the consummation of the sale of the Plastics Business. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On April 3, 2019, Univar announced that it repaid debt by applying cash proceeds from the divestiture of the Plastics Business to pay down Univar’s outstanding debt balances. A copy of the press release is attached hereto as Exhibit 99.2.

Item 8.01	Other Events.

Univar also announced a settlement with the United States Department of Justice (the “DOJ”) regarding the previously reported saccharin litigation. As disclosed, the DOJ filed a complaint against Univar USA Inc. (“Univar USA”) in 2015 seeking approximately $100 million, including additional interest and fees, in allegedly unpaid duties that applied to imports of saccharin from China between 2007 and 2012. Univar USA denied that any such duties were due because Univar USA contended the saccharin imported during those years was Taiwanese in origin. On April 1, 2019, Univar USA settled the case with DOJ. Under the settlement, Univar will pay $62.5 million to fully resolve the matter, including $36 million attributed to unpaid duties and the balance attributable to mutually agreed resolution costs. Univar USA does not admit any liability and will avoid penalties and the costs and uncertainty of trial, which would have begun on April 1, 2019. The DOJ will dismiss the complaint in its entirety. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

On March 1, 2019, Univar filed a Current Report on Form 8-K disclosing that, as permitted by Item 9.01(a)(4) of Form 8-K, historical financial information for the acquisition of Nexeo would be provided within 71 days of the date on which the Current Report on Form 8-K was required to be filed.

Audited statements of operations, comprehensive income (loss), equity and cash flows of Nexeo for each of the years ended September 30, 2018, September 30, 2017 and September 30, 2016, as well as audited balance sheets of Nexeo as of September 30, 2018 and September 30, 2017, with accompanying notes and the related Report of Independent Registered Public Accounting Firm, are incorporated herein by reference as Exhibit 99.3.

Unaudited statements of operations, comprehensive income (loss), equity and cash flows for the three months ended December 31, 2018 and December 31, 2017, and the unaudited balance sheet of Nexeo as of December 31, 2018, with accompanying notes, are incorporated herein by reference as Exhibit 99.4.

(b) Pro forma financial information.

On March 1, 2019, Univar filed a Current Report on Form 8-K disclosing that, as permitted by Item 9.01(a)(4) of Form 8-K, pro forma financial information for the acquisition of Nexeo would be provided within 71 days of the date on which the Current Report on Form 8-K was required to be filed.

The unaudited pro forma condensed combined financial information gives effect to both the sale of the Plastics Business pursuant to the Purchase Agreement as if it had occurred on January 1, 2018 and the acquisition of Nexeo pursuant to the Merger Agreement as if it had occurred on January 1, 2018. The unaudited pro forma condensed combined balance sheet of Univar as of December 31, 2018 and the unaudited pro forma condensed combined statement of operations of Univar for the year ended December 31, 2018 and the related notes are furnished as Exhibit 99.5 to this Current Report on Form 8-K and incorporated herein by reference.

(d)	Exhibits.

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP)

Exhibit 99.1	Press Release of Univar Inc., dated March 29, 2019

Exhibit 99.2	Press Release of Univar Inc., dated April 3, 2019

Exhibit 99.3	Audited Historical Financial Information of Nexeo Solutions, Inc. (n/k/a Pilates Merger Sub II LLC) (incorporated by reference to Nexeo’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018, filed December 6, 2018 (File No. 001-36477))

Exhibit 99.4	Unaudited Historical Financial Information of Nexeo Solutions, Inc. (n/k/a Pilates Merger Sub II LLC) (incorporated by reference to Nexeo’s Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2018, filed February 7, 2019 (File No. 001-36477))

Exhibit 99.5	Unaudited Pro Forma Condensed Financial Statements of Univar Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2019	UNIVAR INC.

	By:	/s/ Jeffrey W. Carr
Name: Jeffrey W. Carr
Title: Senior Vice President, General Counsel and Secretary